UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CNB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

P. O. Box 100, Windsor, VA 23487 ph. (757) 242-4422

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 3, 2005

Dear Shareholder:

The Annual Meeting of Shareholders of CNB Bancorp, Inc. will be held on Tuesday, May 3, 2005 at 4:00 p.m. at Citizens National Bank for the following purposes:

(1)	To elect five persons to serve as Class III directors for a three-year term;

(2)	To elect one person to serve as a Class I director for a one-year term;

(3)	To elect one person to serve as a Class II director for a two-year term; and

(4)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 17, 2005, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

We hope that you will be able to attend the meeting. We ask that you mark, date, sign, and return the enclosed proxy card as soon as possible whether or not you plan to attend the meeting. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may also revoke your proxy at any other time before the proxy is exercised.

By Order of the Board of Directors,

/s/ Robert E. Spencer, Jr.
Robert E. Spencer, Jr. President and Chief Executive Officer

April 4, 2005

CNB BANCORP, INC.

11407 Windsor Blvd., P.O. Box 100

Windsor, VA 23487

(757) 242-4422

PROXY STATEMENT FOR ANNUAL MEETING TO BE HELD MAY 3, 2005

INTRODUCTION

Time and Place of the Meeting

The Board of Directors of CNB Bancorp, Inc. (the “Company”) is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, May 3, 2005 at 4:00 p.m. at Citizens National Bank at the address above, and at any adjournments of the meeting.

Record Date and Mail Date

The close of business on March 17, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 4, 2005.

Number of Shares Outstanding

As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $.01 par value, authorized, of which 564,937 shares were issued and outstanding, and 1,000,000 shares of preferred stock, no par value, authorized, of which no shares were issued and outstanding. Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

VOTING AT THE ANNUAL MEETING

Proposals to Be Considered

Shareholders will be asked to elect five persons to serve as Class III Directors for a three-year term, expiring in 2008; one person to serve as a Class I Director for a one-year term, expiring in 2006; and one person to serve as a Class II Director for a two-year term, expiring in 2007. The persons nominated to serve as Class I, Class II and Class III Directors, as well as the continuing Class III Directors, are described beginning on page 2. The Board of Directors recommends that you vote for approval of the director nominees set forth below.

Shareholders may also be asked to vote on other matter properly brought before the shareholders at the annual meeting.

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons you appoint as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted for the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting.

You can revoke your proxy at any time before it is voted by delivering to Robert E. Spencer, Jr., President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

Quorum. A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given proposal unless the proposal being voted upon requires the affirmative vote of at least a specific percentage of the shares outstanding and entitled to vote. In such a case, abstentions will count as votes against the proposal.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies for which brokers fail to vote on one or more proposals are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority unless the matter being voted upon requires the affirmative vote of at least a specific percentage of the shares outstanding and entitled to vote. In such a case, broker non-votes will count as votes against the proposal.

Approval Requirements. If a quorum is present at the meeting, director nominees shall be elected by a plurality of the votes cast by the shares entitled to vote in such election. Abstentions and broker non-votes will not be counted as votes against the election of any director nominee and will, therefore, have no effect on the outcome of his or her election as a Director of the Company.

SOLICITATION OF PROXIES

The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

ELECTION OF DIRECTORS

Director Nominees

The Company’s Board of Directors is divided into three classes – Class I, Class II and Class III – each of which is as nearly equal in number as possible. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director’s successor.

The Board has nominated each of the Class III Directors listed below to stand for re-election as Class III Directors at this year’s annual meeting. Additionally, the Board has nominated Brenton D. Burgess for election as a Class III Director. If elected, each of the Class III Directors will serve a three-year term expiring in 2008. The Board of Directors has also nominated Robert E. Spencer, Jr. for election as a Class I Director and Oliver D. Creekmore for election as a Class II Director. If elected, Mr. Spencer will serve a one-year term expiring in 2006 and Mr. Creekmore will serve a two-year term expiring in 2007.

The Board recommends that the shareholders elect the nominees identified below to serve as Class I, Class II, and Class III Directors for the terms indicated below.

The following table shows for each nominee and continuing director: (a) his or her name, (b) his or her age at December 31, 2004, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company and the Bank, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

CLASS III—DIRECTOR NOMINEES

(Nominated for Three-Year Term Expiring 2008)

NAME (AGE)	DIRECTOR SINCE	POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
Allen E. Brown (59)	2001	Director. Vice President and manager of Nu-Image Inc.

Marcia Collins Patterson (46)	2001	Director. Private investment property manager and refinishing shop operator.

Gerald D. Scheimberg (57)	2001	Director. President of Foot Care of Hampton Roads PC. Until May, 2000 Vice President of Podiatry, Ltd.

Susan Worrell O’Connell (35)	2001	Director. Coordinator and previous Program Support Specialist with Southeastern Cooperative Educational Programs.

Brenton D. Burgess (48)	2004	Director. Principal of CPA firm, Burgess & Company, PC.

CLASS I—DIRECTOR NOMINEE

(Nominated for One-Year Term Expiring 2006)

Robert E. Spencer, Jr. (63)	2004	Director. President and CEO. Thirty four years of banking experience, including 12 years as President & CEO of community banks and four years as a senior officer of an SEC reporting community bank.

CLASS II—DIRECTOR NOMINEE

(Nominated for Two-Year Term Expiring 2007)

Oliver D. Creekmore (60)	N/A	Director. President-Elect. Thirty four years of banking experience ranging from lender to President & CEO in community bank setting.

Continuing Directors

The following two tables set forth, for each continuing director of the Company whose term has not yet expired, the following: (a) his or her name, (b) his or her age at December 31, 2004, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company and the Bank, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

CLASS II—CONTINUING DIRECTORS

(Term Expiring 2007)

NAME (AGE)	DIRECTOR SINCE	POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
Judy D. Brown (58)	2001	Vice President and Bank Manager with 38 years experience in the banking industry

Harold F. Demsko (45)	2001	Director. Practicing dentistry in Windsor since 1985.

Clem E. Dalton (65)	2002	Director. Co-owner and Vice President of Dale’s Garage, Used Cars and Wrecker Service, Inc.

Gene Worrell (74)	2001	Director. Retired.

CLASS I—CONTINUING DIRECTORS

(Term Expiring 2006)

NAME (AGE)	DIRECTOR SINCE	POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
J. Larry Darden (49)	2001	Director. Self-employed farmer.

James E. Laine (60)	2001	Director. Owner/manager of Wakefield Peanut Company.

G. Stewart Tyler (61)	2001	Chairman. Owner and Agent Appraiser for Right of Way Acquisitions & Appraisals, Inc.

Michael G. Smith (53)	2001	Vice Chairman. President of M.G. Smith Building Company, Inc.

Meetings and Committees of the Board

During the year ended December 31, 2004, the Board of Directors of the Company held 4 meetings and the Board of Directors of the Bank held 16 meetings. Each of the incumbent directors, with the exception of Marcia C. Patterson, attended at least 75% of the total number of meetings of the Company’s Board of Directors and committees of the board on which he or she serves.

Executive Committee

The primary purpose of the Executive Committee is to provide a body which may act in place of the Board, with the full authority of the Board, when needed. Additionally, the Executive Committee may address matters deemed suitable for a Board level committee, but for which another committee has not been established, such as a nominating committee. The Bank’s executive committee consists of Robert E. Spencer, Jr., G. Stewart Tyler, Michael G. Smith, James E. Laine, Harold F. Demsko, and J. Larry Darden. The executive committee held two meetings during the year ended December 31, 2004.

Audit Committee

The Company, through the Bank, has an audit committee that recommends to the Bank’s, and therefore to the Company’s, Board of Directors the independent public accountants to be selected to audit the Bank’s and the Company’s annual financial statements and determines whether all audits and exams required by law are being performed fully, properly and in a timely fashion. The audit committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The Bank’s audit committee consists of Allen E. Brown, Susan W. O’Connell, Marcia C. Patterson, Gerald D. Scheimberg, and Michael G. Smith. Each member of the committee is deemed to be an independent director under Nasdaq Stock Market listing standards currently in effect. The Bank’s audit committee does not have a “financial expert,” as defined by the Securities and Exchange Commission; however, the Board of Directors feels that, collectively, the audit committee’s financial acumen is more than adequate and therefore a financial expert, as defined by the SEC, is not necessary for there to be a satisfactory discharge of the committee’s responsibilities to the Board of Directors and the

Company’s shareholders. The audit committee held four meetings during the year ended December 31, 2004.

Compensation Committee

The Compensation Committee is responsible to the Board of Directors for the Human Resources of the Bank, including staffing levels, overall Salaries and Benefits, adherence to HR policies, and other matters regarding Bank Staff. The bank’s compensation committee consists of James E. Laine, Susan W. O’Connell, and Marcia C. Patterson. The compensation committee held eight meetings during the year ended December 31, 2004.

Nominating Committee

The Company does not have a standing nominating committee and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of the Company’s directors is an independent director, except for Mr. Spencer and Mrs. Brown, under the National Association of Securities Dealers’ definition of “independent director.” Since the Company is a small business issuer and only two directors are not independent, the Company believes a standing nominating committee is not necessary.

Investment/ALM Committee

The Investments/ALM (Asset-Liability Management) Committee of the Bank is appointed to assist the Board in overseeing the Investments and ALM functions. The Committee reviews the Investment Portfolio on a periodic basis to verify that our Investments are safe and sound, and to verify compliance with the Bank’s Investment Policies. In its ALM role, the Committee’s goals are to assist Bank Management to achieve and maintain an optimum and relatively stable net interest margin, a profitable after-tax Return on Assets and Return on Equity, and to maintain adequate liquidity. The committee also monitors our interest rate sensitivity, with a goal of maintaining a relatively balanced position between rate sensitive assets and rate sensitive liabilities. The bank’s investment/ALM committee consists of Gerald D. Schiemberg, Gene E. Worrell, and Allen E. Brown. During the year ended December 31, 2004, the investment committee held three meetings.

Loan Committee

The Loan Committee is responsible to the Board of Directors for overseeing and monitoring the overall lending functions of the Bank, including safety and soundness, compliance with bank policy, and the quality of the loan portfolio. The loan committee consists of Harold F. Demsko, Clem E. Dalton, J. Larry Darden, Gene E. Worrell, and Judy D. Brown. The loan committee held fifteen meetings during the year ended December 31, 2004.

EXECUTIVE OFFICERS

The following table shows for each executive officer of the Company: (a) his or her name, (b) his or her age at December 31, 2004, (c) how long he or she has been an officer of the Company, and (d) his or her positions with the Company and the Bank:

NAME (AGE)	OFFICER SINCE	POSITION WITH THE COMPANY AND THE BANK
Robert E. Spencer, Jr. (63)	2004	President and Chief Executive Officer ; Director

Elizabeth T. Beale (32)	2003	Vice President, Chief Financial Officer and Cashier

Judy D. Brown (58)	2003	Vice President and Bank Manager

Jerry R. Bryant (55)	2003	Vice President and Senior Loan Officer

Summary Compensation Table

The following table shows information for 2004 with regard to compensation for services rendered in all capacities to the Company by its President and Chief Executive Officer, Robert E. Spencer, Jr. The table also shows information for 2004, 2003, 2002 and 2001 with regard to compensation for services rendered in all capacities to the Company by its former President and Chief Executive Officer, Douglas A. Chesson. Currently, no other executive officer receives compensation of $100,000 or more. All compensation paid through April 28, 2003 was paid by CNB Bancorp, LLC. From April 29, 2003, all compensation was paid by Citizens National Bank.

							Long-Term Compensation			All Other Compensation ($)
	Annual Compensation						Awards		Payouts
Name and Position	Year		Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted Stock Awards ($)	Options/ SARs (#)	LTIP Payouts ($)
Robert E. Spencer, Jr. President and Chief Executive Officer	2004	(5)	43,098	0	—	(1)	0	0	0	1,508	(2)

Douglas A. Chesson, Former President and Chief Executive Officer	2004 2003 2002 2001	(4) (3)	73,627 86,769 75,000 34,375	0 12,000 0 0	— — — —	(1) (1) (1) (1)	0 0 0 0	0 0 0 0	0 0 0 0	3,232 5,206 4,500 1,875	(2) (2) (2) (2)

(1)	The aggregate value of “other annual compensation” does not meet the minimum amount required for disclosure under the Securities and Exchange Commission’s regulations and is therefore omitted.

(2)	Consists primarily of contributions to the Company’s 401(k) made by the Company on behalf of executive.

(3)	July – December 31, 2001.

(4)	January 1 – July 23, 2004.

(5)	July 26 – December 31, 2004.

Option Grants in Fiscal Year 2004 to Named Executive Officers

The Company granted options of 28,057 during fiscal year 2004 to Douglas A. Chesson. Eight hundred of those options were exercised during 2004. The remaining 27,257 options expired and were returned to reserve for issuance.

Outstanding Stock Options to Named Executive Officers

There are no outstanding stock options granted to the named executive officers.

Employment Agreement

Douglas A. Chesson served as President and Chief Executive Officer of the Company and Citizens National Bank under an employment agreement. The agreement was executed upon the opening of Citizens National Bank, effective July 1, 2001. Under the terms of the agreement, Mr. Chesson’s compensation included:

•	A base salary of $92,000 per year;

•	Eligibility to receive an annual incentive bonus based on the net income of Citizens National Bank;

•	Incentive stock options to purchase 5% of the number of shares of common stock sold in the original offering at an exercise price equal to the fair market value on the date of grant; and

•	Other customary benefits such as health and life insurance, use of an automobile, travel expenses and membership to business and social organizations.

The initial three-year term of the agreement expired in July, 2004 and was renewed for a ninety-day period upon the mutual agreement of Mr. Chesson and the Company. Mr. Chesson resigned effective July 23, 2004. Mr. Chesson and the Company entered into a severance agreement upon whereby the Company paid Mr. Chesson severance compensation equal to three months salary of $23,345. The agreement also provided that Mr. Chesson will not compete with us in the banking business within a fifteen (15) mile radius of the town limits of Windsor nor solicit our customers or employees for a period of one year from August, 2004. Mr. Chesson released the Bank and the Company from any and all claims he may have.

DIRECTOR COMPENSATION

We do not intend to compensate the directors of the Company or Citizens National Bank separately for their services as directors until net profits of the Company and Citizens National Bank exceed their net losses since inception on a cumulative basis. Thereafter, the Company and Citizens National Bank will adopt reasonable compensatory policies for their directors.

Organizing Directors’ Shares and Warrants

The Company issued to each organizing director a warrant to purchase one share of common stock for each share the organizer purchased in the Company’s initial public offering for which they are the beneficial holder, up to an aggregate of 102,500 shares. During 2004, 3,000 vested warrants were exercised and 9,000 outstanding warrants were terminated. All of the remaining warrants are held by the organizing directors of the Company and vest in 25% increments over a four year period beginning January 1, 2003 at an exercisable price of $10.00 per share. The first increment vested January 1, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares beneficially owned by the Company’s directors and executive officers, as of December 31, 2004. Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts set forth in rules promulgated under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days of December 31, 2004. Except as set forth below, the Company knows of no person who owns or controls, directly or indirectly, in excess of five percent of the outstanding common stock of the Company.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Class I Directors:

Spencer, Jr., Robert E.(2)	5,000	*

Darden, J. Larry	5,850	1.03%

Laine, James E.	14,000	2.47%

Smith, Michael G.	16,606	2.93%

Tyler, G. Stewart	12,800	2.26%

Class II Directors:

Brown, Judy D.	11,150	1.97%

Dalton, Clem E.	6,415	1.13%

Demsko, Harold F.	17,750	3.14%

Worrell, Gene E.	12,750	2.25%

Class III Directors:

Brown, Allen E.	5,500	*

O’Connell, Susan W.	10,250	1.81%

Patterson, Marcia C.	11,250	1.99%

Scheimberg, Gerald D.	9,250	1.63%

Burgess, Brenton D.	500	*

Executive Officer:

Jerry R. Bryant	2,000	*

All Directors and Executive Officers as a Group (15 persons)	141,071	24.97%

Five Percent Shareholders:

Tommy J. Duncan	31,750	5.62%

(*)	Less than 1%.

(1)	Percentages are based on 564,937 shares outstanding, plus the number of shares beneficially owned by the named persons in connection with the vested portion of his or her exercisable option and/or warrant.

(2)	Mr. Spencer is also the President and Chief Executive Officer of the Company and Citizens National Bank.

The following table provides information regarding compensation plans under which equity securities of the Company are authorized for issuance. All data is presented as of December 31, 2004.

Equity Compensation Plan Table

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,000		12.50	83,370
Equity compensation plans not approved by security holders	90,500	(1)	$10.00	N/A

Total	91,500		$10.03	83,370

(1)	Represents 90,500 shares underlying organizers’ warrants issued in connection with the Company’s initial public offering.

RELATIONSHIPS AND RELATED TRANSACTIONS

The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest. These transactions take place on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended December 31, 2004, Section 16(a) of the Securities Exchange Act of 1934 required the Company’s directors and executive officers and persons who own beneficially more than 10% of the Company’s outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company’s common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, during the fiscal year ended December 31, 2004, all of our directors and executive officers complied with all applicable Section 16(a) filing requirements.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the amounts paid by the Company to its independent auditors for the last three fiscal years.

Category	2004	2003	2002
Audit Fees (1)	$32,457	$22,597	$4,701
Audit Related Fees	—	—	—
Tax Fees (2)	2,750	1,500	500
All Other Fees	1,845	—	—

Total	$37,052	$24,097	$5,201

(1)	Audit of year end financial statements and review of quarterly and annual Forms 10-QSB and 10-KSB with the Securities and Exchange Commission.

(2)	Preparation of federal and state corporate income tax returns.

CODE OF EHTICS

The Company has adopted a Code of Ethics that applies to its principal executive, financial and accounting officers, as well as other employees. A copy of the Company’s Code of Ethics has not been posted to any web site because neither the Company nor the Bank has an official web site. However, a copy may be obtained, without charge, upon written request addressed to CNB Bancorp, Inc. at P.O. Box 100, Windsor, VA 23487, Attention: Corporate Secretary. The request may be delivered by letter to the address set forth above or by fax to the attention of the Company’s Corporate Secretary at 757-242-3733.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Shareholder proposals submitted for consideration at the Company’s 2006 annual meeting of shareholders must be received by the Company no later than December 31, 2005, to be included in the 2006 annual meeting proxy materials. If the Company does not receive timely notice of a shareholder proposal, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter that is properly brought before the shareholders at the 2006 annual meeting.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may be brought before the annual meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. A pre-addressed envelope has been provided for that purpose. No additional postage is required if the proxy card is mailed in the United States.

April 4, 2005

CNB BANCORP, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 3, 2005

The undersigned hereby appoints G. Stewart Tyler or Robert E. Spencer, Jr., as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of CNB Bancorp, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders (the “Annual Meeting”) to be held on May 3, 2005 at Citizens National Bank, and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE

DIRECTOR NOMINEES.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction to the contrary is indicated, it will be voted for the election of the director nominees listed. Discretionary authority is hereby conferred as to all other matters which may come before the Annual Meeting.

PROPOSAL:    To elect five persons as Class III Directors of the Company for a three-year term expiring in 2008, one person as a Class I Director for a one-year term expiring in 2006, and one person as a Class II Director for a two-year term expiring in 2007:

Class III	■ Allen E. Brown	■ Marcia C. Patterson	■ Susan W. O’Connel
	■ Gerald D. Scheimberg	■ Brenton D. Burgess

Class I	■ Robert E. Spencer, Jr.	Class II ■ Oliver D. Creekmore

☐	FOR all nominees listed above (except as nominees indicated below)	☐	WITHHOLD authority to vote for all listed above

INSTRUCTION:	To withhold authority for any individual nominee, mark “FOR” above, and write the nominee’s name in this space

_____________________________________________________________.

Signature(s) of Shareholder(s)

Name(s) of Shareholders(s)

Date: , 2005
(Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed pre-addressed envelope. No postage is necessary. If stock is held in the name of more than one person, all must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE RETURN PROXY AS SOON AS POSSIBLE